UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 31, 2008
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InterDigital, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11152	23-1882087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
781 Third Avenue, King of Prussia, Pennsylvania	19406-1409
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Samsung 3rd Arbitration Update.

On July 31, 2008, InterDigital, Inc. (“InterDigital”) issued a press release announcing that an arbitral tribunal operating under the auspices of the International Court of Arbitration of the International Chamber of Commerce had issued a partial final award in the arbitration proceeding involving Samsung Electronics Co., Ltd. and InterDigital’s subsidiaries InterDigital Technology Corporation and InterDigital Communications, LLC.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.
InterDigital, Inc. press release dated July 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.

		By:	/s/ Lawrence F. Shay
Lawrence F. Shay
Executive Vice President, Intellectual Property,
and Chief Intellectual Property Counsel

Date:	July 31, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	InterDigital, Inc. press release dated July 31, 2008.